                                              THRIVENT FINANCIAL SECURITIES LENDING TRUST

                                                            Form N-SAR for
                                                     Fiscal Period Ended 10-31-04

                                                           INDEX TO EXHIBITS

EXHIBIT NO.                ITEM

1.                         Report on internal control by Independent Public Accountants.
                           (Item 77.B.)